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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2002
                                                          --------------


                                  ASPEON, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                        000-21477                     52-1945748
--------------------------------------------------------------------------------
(STATE OR OTHER                 (COMMISSION FILE               (IRS EMPLOYER
JURISDICTION OF                      NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)


                 16832 RED HILL AVENUE, IRVINE, CALIFORNIA 92606
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 440-8000


                17891 CARTWRIGHT AVENUE, IRVINE, CALIFORNIA 92614
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 22, 2002, the registrant signed an agreement, attached as
Exhibit 10.1, to sell the Company's subsidiary Javelin Holdings International Ltd. the UK holding company which in turn owned the Company's Javelin Systems (Europe) Ltd. and Jade Communications Limited subsidiaries to an investment group which included members of the existing UK management team for $125,995 and the repayment of inter-company debt. $750,000 was paid on signing with $175,000 to be paid upon completion of a technology escrow agreement.

         On April 8, 2002 the registrant issued the press release attached as
Exhibit 99.1 reporting the aforementioned transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibits are filed as a part of this report.

         10.1 Agreement relating to the purchase of the whole of the issued share capital of Javelin Holdings International Limited

         99.1     Press Release dated April 8, 2002.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 8, 2002                   ASPEON, INC.


                                      By: /s/ DONALD RUTHERFORD
                                          --------------------------------------
                                          Donald Rutherford
                                          Chief Financial Officer



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                                INDEX TO EXHIBITS


         Exhibit
         Number                     Description
         -------                    -----------
         10.1 Agreement relating to the purchase of the whole of the issued share capital of Javelin Holdings International Limited

         99.1     Press Release dated April 8, 2002.